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                                                                   EXHIBIT 10.21

                             LETTER AMENDMENT NO. 1

                                                       Dated as of June 27, 2003

M&I Marshall & Ilsley Bank
651 Nicollet Mall
Minneapolis, Minnesota 55402-1611

Ladies/Gentlemen:

         We refer to the Revolving Credit Agreement dated as of December 18, 2002 (the "Credit Agreement") between you and us. Unless otherwise defined in this letter amendment, terms defined in the Credit Agreement are used in this letter amendment as defined in the Credit Agreement.

         It is hereby agreed by you and us as follows:

         The Credit Agreement is, effective the date first above written, hereby amended as follows:

                  (a)      Section 1.1(b) is amended in full to read as follows:

                                  (b) "Borrowing Base" means an amount equal to 80% of the Value of Eligible Accounts.

                  (b)      Section 1.1(c) is amended in full to read as follows:

                                  (c) "Borrowing Base Certificate" means a certificate signed by the chief financial officer of the Borrower that shows as of the date of determination the Value of Eligible Accounts and is delivered to the Bank pursuant to Section 5.1(a).

                  (c)      Section 5.1(g) is amended in full to read as follows:

                                  (g) Net Income. Obtain a net income according to the following schedule:

----------------------------------------------------------------------
      TIME PERIOD                           REQUIRED NET INCOME
----------------------------------------------------------------------
Year ended 6/30/03                    Loss not greater than $625,000
----------------------------------------------------------------------
3 months ended 9/30/03                Loss not greater than $1,450,000
----------------------------------------------------------------------
6 months ended 12/31/03               Loss not greater than $1,340,000
----------------------------------------------------------------------
9 months ended 3/31/04                Loss not greater than $865,000
----------------------------------------------------------------------
Year ended 6/30/04                    Income of not less than $190,000
----------------------------------------------------------------------

                  (d) Exhibit C to the Credit Agreement is deleted and replaced with Exhibit C attached to this letter amendment.

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         On and after the effective date of this letter amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Credit Agreement, and each reference in the Note and the Security Agreement to "the Credit Agreement", "thereunder", "thereof", or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this letter amendment. The Credit Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

         This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

         If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning one counterpart of this letter amendment to us. This letter amendment shall become effective as of the date first above written when and if counterparts of this letter amendment shall have been executed by you and us.

                                       Very truly yours,

                                       LifeCore Biomedical, Inc.

                                       By  /s/ Dennis J. Allingham
                                          ------------------------------------
                                          Its Executive Vice President and CFO

Agreed as of the date
first above written:

M&I Marshall & Ilsley Bank

By  /s/ John R. Dan
   -----------------------
   Its Vice President

By  /s/ Andrew H. Scheu
   -----------------------
   Its Vice President